EXHIBIT 24
                                                                      ----------
                                POWER OF ATTORNEY

          We, the undersigned officers and directors of Delcath Systems, Inc., a Delaware corporation (the "Company"), hereby severally constitute and appoint M.
S. Koly and Thomas S. Grogan, and each of them singly, our true and lawful attorneys with full power to them, and each of them singly, and with full powers of substitution and resubstitution, to sign for us and in our names in the capacities indicated below, the Registration Statement on Form SB-2 relating to the proposed public offering of units, consisting of shares of the Company's common stock, par value $.01, and warrants to purchase shares of the Company's common stock, par value $.01, warrants to be granted to the underwriters and units issuable upon exercise of such warrants and any and all pre-effective and post-effective amendments to said Registration Statement, and any subsequent Registration Statement for the same offering which may be filed under Rule
462(b), and generally to do all such things in our names and on our behalf in our capacities as officers and directors to enable the Company to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming our signatures as they may be signed by our attorneys, or either of them, or their substitute or substitutes, to said Registration Statement and any and all amendments thereto or to any subsequent Registration Statement for the same offering which may be filed under Rule 462(b).


            Signature                                 Title                                       Date
            ---------                                 -----                                       ----

         /s/ M. S. Koly
  -----------------------------        Chief Executive Officer (Principal                       November 22, 2002
           M. S. Koly                    Executive Officer) and Director


      /s/ Thomas S. Grogan
  -----------------------------        Chief Financial Officer (Principal
        Thomas S. Grogan                Financial and Accounting Officer)                        December 4, 2002


  /s/ Samuel Herschkowitz, M.D.
  -----------------------------               Chairman and Director                              December 5, 2002
    Samuel Herschkowitz, M.D.


  -----------------------------                     Director                                               , 2002
       Mark A. Corigliano                                                               ------------- -----


       /s/ Daniel Isdaner
  -----------------------------                     Director                                     December 3, 2002
         Daniel Isdaner


  -----------------------------                     Director                                               , 2002
          Victor Nevins                                                                 ------------- -----

                                POWER OF ATTORNEY

          We, the undersigned officers and directors of Delcath Systems, Inc., a Delaware corporation (the "Company"), hereby constitute and appoint M. S. Koly, our true and lawful attorneys with full power to them, and each of them singly, and with full powers of substitution and resubstitution, to sign for us and in our names in the capacities indicated below, the Registration Statement on Form SB-2 relating to the proposed public offering of units, consisting of shares of the Company's common stock, par value $.01, and warrants to purchase shares of the Company's common stock, par value $.01, warrants to be granted to the underwriters and units issuable upon exercise of such warrants and any and all pre-effective and post-effective amendments to said Registration Statement, and any subsequent Registration Statement for the same offering which may be filed under Rule 462(b), and generally to do all such things in our names and on our behalf in our capacities as officers and directors to enable the Company to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming our signatures as they may be signed by our attorneys, or either of them, or their substitute or substitutes, to said Registration Statement and any and all amendments thereto or to any subsequent Registration Statement for the same offering which may be filed under Rule 462(b).


            Signature                                 Title                                       Date
            ---------                                 -----                                       ----

  -----------------------------        Chief Executive Officer (Principal                                  , 2002
           M. S. Koly                    Executive Officer) and Director                ------------- -----


  -----------------------------        Chief Financial Officer (Principal                                  , 2002
        Thomas S. Grogan                Financial and Accounting Officer)               ------------- -----


  -----------------------------              Chairman and Director                                        , 2002
     Samuel Herschkowitz, M.D.                                                          ------------ -----


  -----------------------------                     Director                                               , 2002
        Mark A. Corigliano                                                              ------------- -----


  -----------------------------                     Director                                               , 2002
         Daniel Isdaner                                                                 ------------- -----


        /s/ Victor Nevins
  -----------------------------                     Director                                    November 22, 2002
          Victor Nevins

                                POWER OF ATTORNEY

          We, the undersigned officers and directors of Delcath Systems, Inc., a Delaware corporation (the "Company"), hereby constitute and appoint M. S. Koly singly, our true and lawful attorneys with full power to them, and singly, and with full powers of substitution and resubstitution, to sign for us and in our names in the capacities indicated below, the Registration Statement on Form SB-2 relating to the proposed public offering of units, consisting of shares of the Company's common stock, par value $.01, and warrants to purchase shares of the Company's common stock, par value $.01, warrants to be granted to the underwriters and units issuable upon exercise of such warrants and any and all pre-effective and post-effective amendments to said Registration Statement, and any subsequent Registration Statement for the same offering which may be filed under Rule 462(b), and generally to do all such things in our names and on our behalf in our capacities as officers and directors to enable the Company to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming our signatures as they may be signed by our attorneys, or either of them, or their substitute or substitutes, to said Registration Statement and any and all amendments thereto or to any subsequent Registration Statement for the same offering which may be filed under Rule 462(b).


            Signature                                 Title                                       Date
            ---------                                 -----                                       ----
  -----------------------------        Chief Executive Officer (Principal                                  , 2002
           M. S. Koly                    Executive Officer) and Director                ------------- -----


  -----------------------------        Chief Financial Officer (Principal                                  , 2002
        Thomas S. Grogan                Financial and Accounting Officer)               ------------- -----


  -----------------------------               Chairman and Director                                        , 2002
    Samuel Herschkowitz, M.D.                                                           ------------- -----


       /s/ Mark Corigliano
  -----------------------------                     Director                                    November 22, 2002
       Mark A. Corigliano


  -----------------------------                     Director                                               , 2002
         Daniel Isdaner                                                                 ------------- -----


  -----------------------------                     Director                                               , 2002
          Victor Nevins                                                                 ------------- -----